Exhibit 99.1

   Advanta Reports Strong Second Quarter Results and Increases Full
                          Year 2006 Guidance;
      Substantial Receivable Growth and Record Transaction Volume

    SPRING HOUSE, Pa.--(BUSINESS WIRE)--July 27, 2006--Advanta Corp. (NASDAQ: ADVNB; ADVNA) today reported second quarter 2006 net income from continuing operations of $23.0 million or $0.79 per diluted share for Class A and Class B shares combined. Advanta Business Cards earned net income of $23.0 million compared to $13.6 million for second quarter 2005.
    "I am happy to report another excellent quarter for the Company as demonstrated by outstanding earnings, substantial portfolio and transaction volume, and the continued strong credit performance of our customers," said Dennis Alter, Chairman and CEO. "As a result, we are increasing our guidance for 2006 full year earnings from continuing operations to a range of $2.60 to $2.70 per combined diluted share. Our success is founded in our focused strategy of acquiring and retaining high credit quality customers, and we believe we are well positioned to grow the business and our earnings into the future. We expected very strong results for 2006 but what we are seeing is substantially exceeding those expectations."
    For full year 2006, the Company anticipates growth in owned and managed receivables in the range of 20% to 30%, with transaction volume increasing 20% to 25%. In addition, the Company plans on investing more in acquisition and marketing activities which should result in new account growth in 2006 to be 45% to 50% higher than full year 2005 new account growth.
    "We believe that investing in this growth will benefit Advanta in future years and we will continue to produce very strong results for 2006," said Mr. Alter.
    Consistent with prior periods, the earnings per share estimate assumes no venture capital investment gains or losses as such amounts are based on future market conditions which cannot be reliably forecasted.
    Details of the 2006 second quarter results for Advanta Business Cards include ending managed receivables of $4.4 billion, reflecting growth of 25% over the $3.5 billion reported at June 30, 2005. Owned Business Cards receivables were $1.1 billion at June 30, 2006, reflecting growth of 28% over the $829 million reported at June 30, 2005. Transaction volume reached record levels for the quarter at $3.0 billion, exceeding second quarter 2005 volume by 24%.

    Conference Call Details

    Advanta management will hold a conference call with analysts and institutional investors today, July 27, at 9:00 a.m. Eastern time to review second quarter results and expectations for full year 2006. The call can be accessed by dialing 719-457-2680 and referring to pass code 1711364. The call will also be webcast simultaneously via a Vcall link on the Company's Web site, www.advanta.com, or at www.vcall.com. Those interested in listening to the webcast should go to the Web site at least fifteen minutes before the call to register and download any necessary software. Replays of the call will be available beginning at noon today on the Internet at www.advanta.com or www.vcall.com or by dialing 719-457-0820 and referring to confirmation code 1711364. The conference call may include a discussion of non-GAAP financial measures, which are reconciled to the most directly comparable GAAP financial measure in the press releases or the statistical supplements available at www.advanta.com in the "Corporate Info" section.

    Advanta focuses on the small business market and related community, providing funding and support to the nation's small businesses and business professionals through innovative products and services. Using its direct marketing and information-based expertise, Advanta identifies potential customers and provides a high level of service tailored to the needs of small businesses. Advanta is one of the nation's largest issuers (through Advanta Bank Corp.) of MasterCard business credit cards to small businesses. Since 1951, Advanta has pioneered many of the marketing techniques common in the financial services industry today, including remote lending, and direct mail, affinity and relationship marketing. Learn more about Advanta at www.advanta.com.

    This Press Release contains forward-looking statements that are subject to certain risks and uncertainties that could cause actual results to differ materially from those projected. The most significant among these risks and uncertainties are: (1) the Company's managed net interest income including changes resulting from fluctuations in the volume of receivables and the range and timing of pricing offers to cardholders; (2) competitive pressures, including product development and pricing, among financial institutions; (3) political conditions, social conditions, monetary and fiscal policies and general economic and other environmental conditions that affect the level of new account originations, customer spending, delinquencies and charge-offs; (4) factors affecting fluctuations in the number of accounts or receivable balances, including the retention of cardholders after promotional pricing periods have expired; (5) interest rate fluctuations; (6) the level of expenses; (7) the timing of the securitizations of the Company's receivables; (8) the effects of government regulation, including restrictions and limitations imposed by banking laws, regulators and examinations; (9) effect of, and changes in, tax laws, rates, regulations and policies; (10) effect of legal and regulatory developments, including changes in bankruptcy laws and regulations and the ultimate resolution of the industry-related judicial proceedings relating to the legality of certain interchange rates; (11) relationships with customers, significant vendors and business partners; (12) difficulties or delays in the Company's ability to develop, acquire, produce, test and market products or services, including the ability and cost to obtain intellectual property rights or a failure to implement new products or services when anticipated; (13) the amount and cost of financing available to the Company; (14) the ratings on the debt of the Company and its subsidiaries; (15) the effect of changes in accounting policies or practices as may be required by changes in U.S. generally accepted accounting principles; (16) the impact of litigation, including judgments, settlements and actual or anticipated insurance recoveries for costs or judgments; (17) the proper design and operation of the Company's disclosure controls and procedures; and
(18) the ability to attract and retain key personnel. Additional risks that may affect the Company's future performance are detailed in the Company's filings with the Securities and Exchange Commission, including its most recent Annual Report on Form 10-K and its Quarterly Reports on Form 10-Q.
    In addition to the GAAP results provided throughout this document, the Company has provided managed receivable data and other non-GAAP financial measurements. Management believes that the non-GAAP financial measures used to manage the business may provide users additional useful information. The tables attached to this press release include a reconciliation of these non-GAAP financial measures to the most directly comparable GAAP financial measure and a description of why the non-GAAP financial measures are useful to investors.


                               ADVANTA
                       SEGMENT INCOME STATEMENT
                            (in thousands)


                          Three Months Ended
                            June 30, 2006
----------------------------------------------------------------------


                                       Advanta
                                       Business
                                        Cards    Other (A)    Total
                                      ---------- ---------- ----------
Interest income                       $  34,450  $   6,061  $  40,511
Interest expense                         10,400      7,079     17,479
                                      ---------- ---------- ----------
Net interest income                      24,050     (1,018)    23,032
Provision for credit losses              10,145          0     10,145
                                      ---------- ---------- ----------
Net interest income after provision
 for credit losses                       13,905     (1,018)    12,887
Noninterest revenues:
   Interchange income                    51,217          0     51,217
   Securitization income                 29,686          0     29,686
   Servicing revenues                    15,329          0     15,329
   Business credit card rewards         (16,295)         0    (16,295)
   Other revenues, net                    6,167      1,208      7,375
                                      ---------- ---------- ----------
Total noninterest revenues               86,104      1,208     87,312
Operating expenses                       62,545        191     62,736
                                      ---------- ---------- ----------
Income (loss) before income taxes        37,464         (1)    37,463
Income tax expense                       14,423          0     14,423
                                      ---------- ---------- ----------
Income (loss) from continuing
 operations                              23,041         (1)    23,040
Gain on discontinuance of mortgage
 and leasing businesses, net of tax           0        738        738
                                      ---------- ---------- ----------
Net income                            $  23,041  $     737  $  23,778
                                      ========== ========== ==========



                          Three Months Ended
                            June 30, 2005
----------------------------------------------------------------------


                                       Advanta
                                       Business
                                        Cards    Other (A)    Total
                                      ---------- ---------- ----------
Interest income                       $  26,640  $   4,205  $  30,845
Interest expense                          7,884      5,834     13,718
                                      ---------- ---------- ----------
Net interest income                      18,756     (1,629)    17,127
Provision for credit losses               8,603          0      8,603
                                      ---------- ---------- ----------
Net interest income after provision
 for credit losses                       10,153     (1,629)     8,524
Noninterest revenues:
   Interchange income                    40,738          0     40,738
   Securitization income                 30,066          0     30,066
   Servicing revenues                    12,819          0     12,819
   Business credit card rewards         (12,779)         0    (12,779)
   Other revenues, net                    3,278      3,182      6,460
                                      ---------- ---------- ----------
Total noninterest revenues               74,122      3,182     77,304
Operating expenses                       61,920        331     62,251
                                      ---------- ---------- ----------
Income before income taxes               22,355      1,222     23,577
Income tax expense                        8,718        477      9,195
                                      ---------- ---------- ----------
Income from continuing operations        13,637        745     14,382
Gain on discontinuance of mortgage
 and leasing businesses, net of tax           0      3,965      3,965
                                      ---------- ---------- ----------
Net income                            $  13,637  $   4,710  $  18,347
                                      ========== ========== ==========


(A) Other includes venture capital operations as well as investment and other activities not attributable to the Advanta Business Card segment.


                               ADVANTA
                              HIGHLIGHTS
                (in thousands, except per share data)


                           Three Months Ended      Percent Change From
                      ----------------------------
                      June 30,  Mar. 31,  June 30,   Prior     Prior
EARNINGS               2006      2006      2005     Quarter    Year
----------------------------------------------------------------------
Basic income from
 continuing
 operations per
 common share:
    Class A          $   0.84  $   0.79  $   0.53       6.3%     58.5%
    Class B              0.87      0.82      0.56       6.1      55.4
    Combined (A)         0.86      0.81      0.55       6.2      56.4
Diluted income from
 continuing
 operations per
 common share:
    Class A              0.78      0.73      0.49       6.8      59.2
    Class B              0.79      0.74      0.50       6.8      58.0
    Combined (A)         0.79      0.73      0.50       8.2      58.0
Basic net income per
 common share:
    Class A              0.86      0.79      0.68       8.9      26.5
    Class B              0.90      0.82      0.71       9.8      26.8
    Combined (A)         0.89      0.81      0.70       9.9      27.1
Diluted net income
 per common share:
    Class A              0.81      0.73      0.63      11.0      28.6
    Class B              0.81      0.74      0.64       9.5      26.6
    Combined (A)         0.81      0.73      0.64      11.0      26.6

Return on average
 common equity          17.99%    16.63%    15.22%      8.2      18.2

COMMON STOCK DATA
----------------------------------------------------------------------
Weighted average
 common shares used
 to compute:
  Basic earnings per
   common share
    Class A             8,854     8,846     8,821       0.1%      0.4%
    Class B            17,945    18,107    17,433      (0.9)      2.9
                     --------- --------- ---------
      Total            26,799    26,953    26,254      (0.6)      2.1
  Diluted earnings
   per common share
    Class A             8,854     8,846     8,821       0.1       0.4
    Class B            20,459    20,876    20,013      (2.0)      2.2
                     --------- --------- ---------
     Total             29,313    29,722    28,834      (1.4)      1.7

Ending shares
 outstanding:
    Class A             9,607     9,607     9,607       0.0       0.0
    Class B            17,865    18,890    18,611      (5.4)     (4.0)
                     --------- --------- ---------
    Total              27,472    28,497    28,218      (3.6)     (2.6)

Stock price:
  Class A
    High             $  38.24  $  34.74  $  27.19      10.1      40.6
    Low                 31.52     28.82     20.49       9.4      53.8
    Closing             32.79     34.09     25.89      (3.8)     26.7
  Class B
    High                41.74     37.44     29.44      11.5      41.8
    Low                 34.50     30.84     22.48      11.9      53.5
    Closing             35.95     36.87     28.16      (2.5)     27.7

Cash dividends
 declared:
    Class A            0.2125    0.1134    0.1134      87.4      87.4
    Class B            0.2550    0.1361    0.1361      87.4      87.4

Book value per
 common share           19.53     19.44     18.40       0.5       6.1


(A) Combined represents income available to common stockholders divided by the combined total of Class A and Class B weighted average common shares outstanding.


                               ADVANTA
                   BUSINESS CREDIT CARD STATISTICS
                           ($ in thousands)


                                                       Percent Change
                           Three Months Ended               From
                   -----------------------------------
                    June 30,    Mar. 31,    June 30,    Prior   Prior
                      2006        2006        2005     Quarter  Year
                   ---------------------------------------------------
New account
 originations          86,398      82,617      70,044    4.6%   23.3%
Average number of
 active accounts
 (A)                  687,912     649,384     589,751    5.9    16.6
Ending number of
 accounts             978,517     921,841     822,773    6.1    18.9
Transaction volume $3,031,493  $2,733,922  $2,446,510   10.9    23.9
Securitization
 volume increase
 excluding
 replenishment
 sales             $  275,000  $  165,000  $  120,000   66.7   129.2
Average
 receivables:
  Owned            $  997,754  $  929,795  $  727,253    7.3    37.2
  Securitized       3,222,380   2,957,309   2,707,045    9.0    19.0
                   ----------- ----------- -----------
  Managed (B)       4,220,134   3,887,104   3,434,298    8.6    22.9
Ending
 receivables:
  Owned            $1,062,249  $  982,251  $  828,724    8.1    28.2
  Securitized       3,323,869   3,045,600   2,685,504    9.1    23.8
                   ----------- ----------- -----------
  Managed (B)       4,386,118   4,027,851   3,514,228    8.9    24.8

----------------------------------------------------------------------
CREDIT QUALITY -
 OWNED
------------------
Receivables 30
 days or more
 delinquent        $   25,482  $   26,335  $   26,085
Receivables 90
 days or more
 delinquent            12,560      11,637      12,798
As a percentage of
 gross
 receivables:
  Receivables 30
   days or more
   delinquent            2.40%       2.68%       3.15% (10.4)% (23.8)%
  Receivables 90
   days or more
   delinquent            1.18        1.18        1.54    0.0   (23.4)
Net principal
 charge-offs:
  Amount           $    7,520  $    8,084  $    8,603
  As a percentage
   of average
   gross
   receivables
   (annualized)          3.01%       3.48%       4.73% (13.5)  (36.4)

CREDIT QUALITY -
 SECURITIZED
------------------
Receivables 30
 days or more
 delinquent        $   90,987  $   91,029  $  100,283
Receivables 90
 days or more
 delinquent            45,008      40,131      49,583
As a percentage of
 gross
 receivables:
  Receivables 30
   days or more
   delinquent            2.74%       2.99%       3.73%  (8.4)% (26.5)%
  Receivables 90
   days or more
   delinquent            1.35        1.32        1.85    2.3   (27.0)
Net principal
 charge-offs:
  Amount           $   26,633  $   27,095  $   38,324
  As a percentage
   of average
   gross
   receivables
   (annualized)          3.31%       3.66%       5.66%  (9.6)  (41.5)

CREDIT QUALITY -
 MANAGED  (B)
------------------
Receivables 30
 days or more
 delinquent        $  116,469  $  117,364  $  126,368
Receivables 90
 days or more
 delinquent            57,568      51,768      62,381
As a percentage of
 gross
 receivables:
  Receivables 30
   days or more
   delinquent            2.66%       2.91%       3.60%  (8.6)% (26.1)%
  Receivables 90
   days or more
   delinquent            1.31        1.29        1.78    1.6   (26.4)
Net principal
 charge-offs:
  Amount           $   34,153  $   35,179  $   46,927
  As a percentage
   of average
   gross
   receivables
   (annualized)          3.24%       3.62%       5.47% (10.5)  (40.8)


(A) Active accounts are defined as accounts with a balance at month-end. Active account statistics do not include charged-off accounts. The statistics reported above are the average number of active accounts for the periods presented.

(B) Managed statistics are non-GAAP financial measures and represent the sum of owned (GAAP) business credit card statistics and securitized business credit card statistics. We believe that performance on a managed basis provides useful supplemental information to investors because we retain interests in the securitized receivables and, therefore, we have a financial interest in and exposure to the performance of the securitized receivables.


                               ADVANTA
    RECONCILIATION OF FORWARD-LOOKING NON-GAAP FINANCIAL MEASURES
                            (in thousands)


In addition to evaluating the financial performance of the Advanta Business Cards segment under U.S. generally accepted accounting principles (GAAP), we evaluate Advanta Business Cards' performance on a managed basis. Our managed business credit card receivable portfolio is comprised of both owned and securitized business credit card receivables. We believe that performance on a managed basis provides useful supplemental information to investors because we retain interests in the securitized receivables and, therefore, we have a financial interest in and exposure to the performance of the securitized receivables. Credit data on the managed portfolio provides additional information useful in understanding the performance of the retained interests in securitizations.

The data below provides reconciliations of forward-looking managed receivables and managed net principal charge-offs as a percentage of average managed receivables (non-GAAP financial measures) to owned receivables and owned net principal charge-offs as a percentage of average owned receivables (the most directly comparable GAAP financial measures). In the forward-looking business credit card credit data below, the Low End of Range column assumes the forward-looking average receivable balances multiplied by our Low End of Range charge-off rate expectations, and the High End of Range column assumes the forward-looking average receivable balances multiplied by our High End of Range charge-off rate expectations. The data presented below depicts only certain possibilities out of a large set of possible scenarios.


Forward-
 Looking
 Business      Ending       Projected Estimate at December 31, 2006
 Credit Card  Balance at ---------------------------------------------
 Receivable    Dec. 31,    Low End   Percentage   High End  Percentage
  Balances:     2005       of Range   Increase    of Range   Increase
             ----------- ----------- ---------- ----------- ----------
  Owned      $  879,468  $1,055,000     20%     $1,143,000     30%
  Securitized 2,880,401   3,457,000     20%      3,745,000     30%
             ----------- -----------            -----------
  Managed    $3,759,869  $4,512,000     20%     $4,888,000     30%



Forward-Looking Average
 Business Credit         Year Ended
 Card Receivable        December 31,
  Balances:                 2006
                        ------------
  Owned                 $ 1,022,000
  Securitized             3,277,000
                        ------------
  Managed               $ 4,299,000



                              Year Ended
                          December 31, 2006
                       ------------------------
Forward-Looking
 Business Credit Card    Low End     High End
 Credit Data:            of Range    of Range
                       ----------- ------------
  Owned net principal
   charge-offs         $   33,900  $    36,000
   As a percentage of
    average
    receivables              3.32%        3.52%

  Securitized net
   principal charge-
   offs                $  116,600  $   123,100
   As a percentage of
    average
    receivables              3.56%        3.76%

  Managed net
   principal charge-
   offs                $  150,500  $   159,100
   As a percentage of
    average
    receivables              3.50%        3.70%


    CONTACT: Advanta Corp.
             Amy B. Holderer
             Vice President, Investor Relations
             215-444-5335
             aholderer@advanta.com
             or
             David M. Goodman
             Director, Communications
             215-444-5073
             dgoodman@advanta.com